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                                                                    EXHIBIT 10.3

                                AMENDMENTS TO THE
                       HUTCHINSON TECHNOLOGY INCORPORATED
                             1988 STOCK OPTION PLAN
                APPROVED BY RESOLUTION OF THE BOARD OF DIRECTORS
                                 EFFECTIVE AS OF
                                JANUARY 29, 2003

         NOW, THEREFORE, IT IS HEREBY RESOLVED, that the first sentence of Paragraph 8(a) of the [Hutchinson Technology Incorporated 1988 Stock Option Plan (the "1988 Plan")] is hereby amended to read in its entirety as follows:

                  "During  the lifetime of an  individual to whom an
         option is granted, only such individual or his guardian or legal representative may exercise the option, and only while such individual is an employee of the Company or of a parent or subsidiary thereof, and only if such individual has been continuously so employed since the date the option was granted, except that, subject to paragraph 8(d), (i) such individual may exercise the option within three months after termination of such individual's employment if the option was exercisable immediately prior to such termination, and (ii) if (x) such individual has been employed by the Company or a parent or subsidiary thereof for at least ten years (whether or not consecutive) and (y) such individual's employment with the Company or a parent or subsidiary thereof terminates after such individual has reached age 55, then the option may be exercised at any time within three (3) years following the day such individual's employment by the Company or a parent or subsidiary thereof ceases if the option was exercisable immediately prior to termination of employment."

         FURTHER RESOLVED, that the reference to "one year" in the second sentence of Paragraph 8(a) of the 1988 Plan is hereby replaced by a reference to "three years".

         FURTHER RESOLVED, that the reference to "one year" in Paragraph 8(b) of the 1988 Plan is hereby replaced by a reference to "three years".